UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  April 10, 2007

SPIRIT FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	01-32386	20-0175773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14631 N. Scottsdale Road, Suite 200

Scottsdale, Arizona  85254

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 606-0820

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 10, 2007, the board of directors of Spirit Finance Corporation (the “Company”) amended the Company’s bylaws to change the month in which the annual meeting of the Company’s stockholders must be held from May to June of each year.  A copy of the bylaws, as amended, is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01.  Other Events.

On April 11, 2007, the Company issued the press release filed as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated in this Item 8.01 by reference.

Important Information

The proxy statement that the Company plans to file with the Securities and Exchange Commission and mail to stockholders will contain information about the Company, the proposed Merger and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. In addition to receiving the proxy statement from the Company by mail, stockholders will be able to obtain the proxy statement, as well as other filings containing information about the Company, without charge, from the Securities and Exchange Commission’s website (http://www.sec.gov) or, without charge, from the Company at www.spiritfinance.com or by directing such request to Spirit Finance Corporation, 14631 N. Scottsdale Road, Scottsdale, Arizona 85254, Attention: Investor Relations.

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information concerning these participants in the solicitation will be set forth in the proxy statement relating to the Merger when it becomes available.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K which are not historical facts are forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements can be identified by the use of words such as “expects,” “plans,” “estimates,” “projects,” “intends,” “believes,” “guidance,” and similar expressions that do not relate to historical matters.  These forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors which include, but are not limited to, continued ability to source new investments, changes in interest rates and/or credit spreads, changes in the real estate markets, and other risk factors discussed in Spirit Finance Corporation’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company with the Securities and Exchange Commission from time to time.  All forward-looking statements in this report are made as of today, based upon information known to management as of the date hereof, and the Company assumes no obligations to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

3.1	Bylaws of Spirit Finance Corporation.

99.1	Press release of Spirit Finance Corporation dated April 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT FINANCE CORPORATION

Date: April 11, 2007	By:	/s/ Catherine Long
Catherine Long,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Bylaws of Spirit Finance Corporation.

99.1	Press release of Spirit Finance Corporation dated April 11, 2007.